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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              VA Linux Systems, Inc
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             (Exact name of Registrant as specified in its charter)

                Delaware                                77-0399299
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

1382 Bordeaux Drive, Sunnyvale, California                 94089
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 (Address of principal executive offices)                (Zip Code)
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Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

333-88687

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 Par Value
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                                (Title of Class)

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Item 1. Description of Registrant's Securities to be Registered

     The class of securities to be registered hereunder is Common Stock, $0.001 par value per share, of VA Linux Systems, Inc. (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital
Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-88687), as originally filed and subsequently amended (the
"Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on October 8, 1999, is incorporated herein by reference.

Item 2. Exhibits

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
Number                                Description
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
 3.1*        Amended and Restated Certificate of Incorporation of the Registrant

 3.2*        Bylaws of the Registrant

 4.1*        Specimen Common Stock Certificate

10.6*        First Amended and Restated Registration Rights Agreement

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* Incorporated herein by reference to the exhibits of the same number in the
  Registration Statement on Form S-1 (File No. 333-88687).


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 3, 1999

                                   VA LINUX SYSTEMS, INC.



                                   By: /s/ John T. Hall
                                      ------------------------------------------
                                       John T. Hall, Vice President, Support and
                                       Professional Services


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